UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 – June 30, 2019

Item 1. Reports to Stockholders.

ALL STAR®
FUNDS

Semi-Annual Report | June 30, 2019

Liberty All-Star® Growth Fund

ASG
LISTED
NYSE

Contents

1	President’s Letter
4	Top 20 Holdings and Economic Sectors
5	Major Stock Changes in the Quarter
6	Table of Distributions and Rights Offerings
7	Investment Managers/ Portfolio Characteristics
8	Manager Interview
10	Schedule of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
30	Privacy Policy
32	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”.

Liberty All-Star® Growth Fund	President’s Letter

  (Unaudited)

Fellow Shareholders:	July 2019

The equity market did not provide investors with a smooth ride over the three months of the second quarter, but at the end of the period the results made it all worthwhile. April got the quarter off to a good start, May saw stocks caught in a downdraft before a rebound in June led to a stellar month to close the quarter and the first half.

For the quarter and the half, the S&P 500® Index returned 4.30 percent and 18.54 percent, respectively. The widely-followed Dow Jones Industrial Average (DJIA) returned 3.21 percent and 15.40 percent, while the NASDAQ Composite Index returned 3.87 percent and 21.33 percent.

Growth style stocks continued to outperform their value counterparts across all capitalization ranges for the second quarter, as key Russell growth style benchmarks provided consistently good results. The broad market Russell 3000® Growth Index returned 4.50 percent for the quarter compared to its Value counterpart, which gained 3.68 percent. For the first half, the Growth Index returned 21.41 percent versus 16.05 percent for the Value Index. Among key market capitalization growth indices, the Russell 1000® Growth Index (large cap) returned 4.64 percent for the quarter and 21.49 percent for the half. The Russell Midcap® Growth Index returned 5.40 percent and 26.08 percent, respectively, for the quarter and the half; and small cap stocks, as represented by the Russell 2000® Growth Index, generated a return of 2.75 percent and 20.36 percent for the two periods.

Underlying economic fundamentals were supportive throughout the quarter and the half. It was the trade/tariff standoff between the U.S. and China that was the principal source of second quarter volatility. The week of May 6 was the worst of the year to date for stocks, as trade talks between the U.S. and China collapsed and the U.S. imposed 25 percent tariffs on $200 billion of Chinese imports. The following week wasn’t any better, as China retaliated with higher tariffs on $60 billion of U.S. goods. The situation was aggravated by the Trump administration’s ban on equipment from Chinese telecom network gear producer Huawei over security concerns. Another round of selling gripped Wall Street to close out the month, as the Trump administration threatened to impose a 5 percent duty on goods from Mexico if the country did not take more overt action to stem the flow of migrants crossing the country from Central America en route to the U.S. border. May closed with a monthly loss of 6.35 percent for the S&P 500®.

The tide turned in early June on comments from Fed Chair Jerome Powell that the Fed was “closely monitoring” developments on the trade front and may lower interest rates if the tariff battles proved injurious to the U.S. economy. A less-than-forecast addition of 75,000 new jobs in May— along with downwardly revised job figures from March and April—stoked speculation that the Fed would act if the economy slowed. Offsetting May’s decline, the S&P 500® rose 7.05 percent in June, and reached an all-time high during the third week of the month. As to tariff disputes, President Trump and President Xi Jinping of China met in person at the G20 summit in Japan at the end of June and pledged to continue working to resolve trade issues.

Semi-Annual Report (Unaudited) | June 30, 2019	1

Liberty All-Star® Growth Fund	President’s Letter

  (Unaudited)

Liberty All-Star® Growth Fund

Following up an exceptionally strong first quarter, Liberty All-Star® Growth Fund posted solid results for the second quarter and the first six months of the year. For the quarter, the Fund returned 4.59 percent with shares valued at net asset value (NAV) with dividends reinvested and 6.95 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 4.88 percent for the quarter.

For the first half, the Fund returned 27.30 percent with shares valued at NAV with dividends reinvested and 38.03 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth Mutual Fund Average returned 22.51 percent for the first half. The Fund’s returns also outperformed the three benchmarks cited earlier in this letter—the S&P 500® Index, the DJIA and the NASDAQ Composite Index—for both the second quarter and the first half.

The discount at which Fund shares trade relative to their underlying NAV narrowed during the second quarter. For the second quarter, Fund shares traded in a discount range of -2.0 percent to -6.1 percent compared with -5.1 percent to -10.1 percent in the first quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 to shareholders during the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $14.11 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We are gratified with the Fund’s strong performance through the first half of 2019, as well as with long-term NAV and market price returns, which exceed those of its primary Lipper benchmark for the trailing three-, five- and 10-year periods. We continue to have confidence that the Fund’s multi-manager, multi-cap structure together with adherence to disciplined growth style investing will serve shareholders’ best long-term interests.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2019 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

  (Unaudited)

Fund Statistics (Periods ended June 30, 2019)

Net Asset Value (NAV)	$6.04
Market Price	$5.82
Discount	-3.6%

	Quarter	Year-to-Date
Distributions*	$0.12	$0.22
Market Price Trading Range	$5.28 to $5.96	$4.34 to $5.96
Discount Range	-2.0% to -6.1%	-2.0% to -10.1%
Performance (Periods ended June 30, 2019)
Shares Valued at NAV with Dividends Reinvested	4.59%	27.30%
Shares Valued at Market Price with Dividends Reinvested	6.95%	38.03%
Dow Jones Industrial Average	3.21%	15.40%
Lipper Multi-Cap Growth Mutual Fund Average	4.88%	22.51%
NASDAQ Composite Index	3.87%	21.33%
Russell Growth Benchmark	4.19%	22.20%
S&P 500® Index	4.30%	18.54%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2019.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 32.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2019	3

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2019 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
FirstService Corp.	2.03%
Chegg, Inc.	1.91
HEICO Corp.	1.86
Paylocity Holding Corp.	1.61
Visa, Inc.	1.53
Insulet Corp.	1.52
Microsoft Corp.	1.50
Yum! Brands, Inc.	1.48
Planet Fitness, Inc.	1.42
Abbott Laboratories	1.38
Everbridge, Inc.	1.36
Walt Disney Co.	1.35
Amazon.com, Inc.	1.31
Alphabet, Inc.	1.29
Equinix, Inc.	1.29
Autodesk, Inc.	1.29
Ecolab, Inc.	1.28
UnitedHealth Group, Inc.	1.27
Nevro Corp.	1.25
salesforce.com, Inc.	1.25
29.18%

Economic Sectors*	Percent of Net Assets
Information Technology	29.16%
Health Care	18.51
Consumer Discretionary	17.23
Industrials	13.80
Communication Services	4.23
Consumer Staples	4.21
Real Estate	3.32
Materials	3.14
Financials	3.13
Energy	0.29
Other Net Assets	2.98
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

  (Unaudited)

The following are the major ($600,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2019.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/19
Purchases
Danaher Corp.	11,109	11,109
Glaukos Corp.	10,229	18,937
Hamilton Lane, Inc.	20,921	22,051
HD Supply Holdings, Inc.	35,000	35,000
Rapid7, Inc.	11,361	14,576
Telaria, Inc.	81,096	81,096
Wayfair, Inc.	9,409	15,014

Sales
HEICO Corp.	(7,982)	31,520
Texas Roadhouse, Inc.	(27,500)	0
Trade Desk, Inc.	(6,111)	9,274
Ulta Beauty, Inc.	(4,535)	0
XPO Logistics, Inc.	(9,513)	10,507

Semi-Annual Report (Unaudited) | June 30, 2019	5

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

  (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019
1st Quarter	0.10
2nd Quarter	0.12
Total	$14.11
1	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
2	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
3	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

6	www.all-starfunds.com

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

  (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 32 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2019 (Unaudited)

	Market Capitalization Spectrum
	RUSSELL GROWTH						Small Large
	SMALLCAP INDEX		MIDCAP INDEX		LARGECAP INDEX		WEATHERBIE		CONGRESS		SUSTAINABLE		TOTAL FUND
Number of Holdings	1,228		418		546		50		40		28		118
Weighted Average Market Capitalization (billions)	$2.9		$18.6		$311.1		$4.9		$11.9		$226.9		$80.2
Average Five-Year Earnings Per Share Growth	14%		16%		17%		19%		17%		14%		16%
Average Five-Year Sales Per Share Growth	10%		12%		13%		14%		12%		10%		12%
Price/Earnings Ratio*	25	x	25	x	25	x	48	x	29	x	31	x	33	x
Price/Book Value Ratio	4.1	x	6.7	x	7.5	x	7.7	x	5.4	x	7.4	x	6.7	x

*	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2019	7

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Todd Solomon, CFA Senior Vice President/Portfolio Manager Congress Asset Management Company, LLP

CONGRESS’ COMMITMENT TO MID-CAP GROWTH IS DEFINED BY PHILOSOPHY, PROCESS AND PEOPLE

Congress Asset Management is the Fund’s mid-cap growth manager. Congress employs a strategy focused on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility. We recently had the chance to talk with Todd Solomon, CFA, Senior Vice President and Portfolio Manager at Congress. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Congress is a bottom-up, fundamentals-driven manager but does take macro factors into consideration—at least to the extent that stock selection can minimize the impact of macro factors. This year is one in which macro factors seem to be driving equity markets: Specifically, the U.S.-China tariff dispute; tariff issues between the U.S. and other countries/regions, such as Mexico, Canada and the European Union; the possibility of interest rate cuts by the Federal Reserve; and geopolitical concerns like Iran and North Korea—not to mention references to the possibility of an outright recession in the U.S. Since these macro factors are broadly pervasive in their impact, are you able to find sufficiently diversified stocks that if not immune to, at least can avoid the most consequential effects of these macro factors?

We structure our portfolios to minimize the risk of binary events and exogenous pressures as much as possible. It is not reasonable to completely immunize the portfolio from such effects, but through a combination of stock selection and diversification we aim to protect capital as best as possible while allowing for growth. We avoid investments where the only upside is the positive outcome of a one-time event, such as a drug approval by the FDA, because we don’t want our clients to bear the risk of a negative outcome. By identifying and investing in companies with diversified growth drivers or diversifying holdings within an industry or sector, we try to avoid the most significant effects of macro factors.

“A source of opportunity for Congress in the mid-cap growth space is our dedication to and longevity in this market cap range.”

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

  (Unaudited)

Returning to bottom-up, fundamental research: Do you find that the mid-cap growth space is under-researched and thus a source of opportunity for a manager like Congress?

A source of opportunity for Congress in the mid-cap growth space is our dedication to and longevity in this market cap range. Since beginning in 1999, there have been two different periods where the Russell Midcap® Growth Index lost half its value. Understanding and minimizing this volatility has been a source of success in our portfolios. Further, our consistent philosophy, process and team tenure have aided our achievements.

What’s an example of a company in the portion of the Liberty All-Star Growth Fund portfolio that you manage that serves an example of a “beneath the radar” company that you identified through your research process?

Last October, we added RBC Bearings, ticker symbol ROLL, to the portfolio. The company is an international maker and marketer of engineered precision bearings and other products that are critical to the operation of machines, aircraft and mechanical systems. While it doesn’t have a big Wall Street following, ROLL was founded in 1919. We were familiar with the company as we invested in a competitor after comparative analysis but continued to monitor ROLL. As end markets weakened in a business segment to which ROLL doesn’t have exposure we were able to quickly switch the portfolio to owning ROLL.

Todd, thank you very much for your insights.

Semi-Annual Report (Unaudited) | June 30, 2019	9

Liberty All-Star® Growth Fund	Schedule of Investments

  June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.02%)
COMMUNICATION SERVICES (4.23%)
Entertainment (2.01%)
Take-Two Interactive Software, Inc.(a)	13,000	$1,475,890
Walt Disney Co.	21,969	3,067,751
		4,543,641
Interactive Media & Services (2.22%)
Alphabet, Inc., Class C(a)	2,710	2,929,266
Care.com, Inc.(a)	12,823	140,797
Eventbrite, Inc., Class A(a)(b)	10	162
Facebook, Inc., Class A(a)	10,218	1,972,074
		5,042,299
CONSUMER DISCRETIONARY (17.23%)
Distributors (0.93%)
Pool Corp.	11,000	2,101,000

Diversified Consumer Services (1.91%)
Chegg, Inc.(a)	112,373	4,336,474

Hotels, Restaurants & Leisure (3.85%)
Hyatt Hotels Corp., Class A	23,000	1,750,990
Lindblad Expeditions Holdings, Inc.(a)	22,971	412,329
Planet Fitness, Inc., Class A(a)	44,461	3,220,755
Yum! Brands, Inc.	30,238	3,346,440
		8,730,514
Internet & Direct Marketing Retail (4.09%)
Amazon.com, Inc.(a)	1,565	2,963,531
Booking Holdings, Inc.(a)	1,208	2,264,649
Etsy, Inc.(a)	30,000	1,841,100
Stamps.com, Inc.(a)	78	3,531
Wayfair, Inc., Class A(a)	15,014	2,192,044
		9,264,855
Multiline Retail (0.83%)
Ollie's Bargain Outlet Holdings, Inc.(a)	21,534	1,875,827

Specialty Retail (3.33%)
Burlington Stores, Inc.(a)	9,500	1,616,425
Five Below, Inc.(a)	15,000	1,800,300
Lowe's Cos., Inc.	14,944	1,507,999
TJX Cos., Inc.	49,735	2,629,987
		7,554,711
Textiles, Apparel & Luxury Goods (2.29%)
Canada Goose Holdings, Inc.(a)(b)	35,109	1,359,772
NIKE, Inc., Class B	30,533	2,563,245

See Notes to Financial Statements.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

  June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	13,500	$1,277,640
		5,200,657
CONSUMER STAPLES (4.21%)
Food Products (2.26%)
Lamb Weston Holdings, Inc.	21,000	1,330,560
McCormick & Co., Inc.	10,500	1,627,605
Mondelez International, Inc., Class A	40,347	2,174,703
		5,132,868
Household Products (0.81%)
Church & Dwight Co., Inc.	25,000	1,826,500

Personal Products (1.14%)
Estee Lauder Cos., Inc., Class A	14,077	2,577,640

ENERGY (0.29%)
Energy Equipment & Services (0.29%)
Solaris Oilfield Infrastructure, Inc., Class A(b)	43,310	648,784

FINANCIALS (3.13%)
Banks (1.67%)
First Republic Bank	18,000	1,757,700
Independent Bank Group, Inc.	19,944	1,096,122
Signature Bank	7,671	926,964
		3,780,786
Capital Markets (1.36%)
Hamilton Lane, Inc., Class A	22,051	1,258,230
Raymond James Financial, Inc.	21,500	1,817,825
		3,076,055
Thrifts & Mortgage Finance (0.10%)
Axos Financial, Inc.(a)	8,513	231,979

HEALTH CARE (18.51%)
Biotechnology (2.62%)
ACADIA Pharmaceuticals, Inc.(a)	32,555	870,195
Acorda Therapeutics, Inc.(a)	38,650	296,445
Portola Pharmaceuticals, Inc.(a)(b)	71,485	1,939,388
Puma Biotechnology, Inc.(a)	49,870	633,848
Regeneron Pharmaceuticals, Inc.(a)	5,895	1,845,135
Ultragenyx Pharmaceutical, Inc.(a)	5,561	353,124
		5,938,135
Health Care Equipment & Supplies (9.18%)
Abbott Laboratories	37,174	3,126,333

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.	9,072	$2,286,235
Cooper Cos., Inc.	6,000	2,021,340
Danaher Corp.	11,109	1,587,698
Glaukos Corp.(a)	18,937	1,427,850
Insulet Corp.(a)	28,938	3,454,618
Nevro Corp.(a)	43,773	2,837,804
ResMed, Inc.	15,000	1,830,450
STERIS PLC	15,000	2,233,200
		20,805,528
Health Care Providers & Services (2.64%)
PetIQ, Inc.(a)	44,809	1,476,905
UnitedHealth Group, Inc.	11,793	2,877,610
US Physical Therapy, Inc.	13,364	1,638,025
		5,992,540
Life Sciences Tools & Services (1.77%)
Charles River Laboratories International, Inc.(a)	13,500	1,915,650
Mettler-Toledo International, Inc.(a)	2,500	2,100,000
		4,015,650
Pharmaceuticals (2.30%)
Aerie Pharmaceuticals, Inc.(a)	12,950	382,673
Dermira, Inc.(a)	132,124	1,263,105
Jazz Pharmaceuticals PLC(a)	10,500	1,496,880
Novo Nordisk A/S(c)	40,627	2,073,602
		5,216,260
INDUSTRIALS (13.80%)
Aerospace & Defense (2.59%)
HEICO Corp.	31,520	4,217,691
Kratos Defense & Security Solutions, Inc.(a)	72,476	1,658,976
		5,876,667
Air Freight & Logistics (0.27%)
XPO Logistics, Inc.(a)	10,507	607,410

Building Products (0.94%)
Lennox International, Inc.	7,700	2,117,500

Commercial Services & Supplies (3.58%)
Casella Waste Systems, Inc., Class A(a)	61,370	2,432,093
Cintas Corp.	9,000	2,135,610
Copart, Inc.(a)	27,000	2,017,980
Rollins, Inc.	42,750	1,533,442
		8,119,125

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electrical Equipment (0.94%)
Generac Holdings, Inc.(a)	30,500	$2,117,005

Machinery (3.30%)
IDEX Corp.	12,000	2,065,680
Middleby Corp.(a)	10,659	1,446,426
RBC Bearings, Inc.(a)	11,500	1,918,315
Xylem, Inc.	24,500	2,049,180
		7,479,601
Road & Rail (0.82%)
Old Dominion Freight Line, Inc.	12,500	1,865,750

Trading Companies & Distributors (1.36%)
HD Supply Holdings, Inc.(a)	35,000	1,409,800
SiteOne Landscape Supply, Inc.(a)(b)	24,209	1,677,684
		3,087,484
INFORMATION TECHNOLOGY (29.16%)
Electronic Equipment, Instruments & Components (3.04%)
Keysight Technologies, Inc.(a)	25,000	2,245,250
Littelfuse, Inc.	9,000	1,592,190
nLight, Inc.(a)	9,443	181,306
Novanta, Inc.(a)	10,467	987,038
Zebra Technologies Corp., Class A(a)	9,000	1,885,410
		6,891,194
IT Services (7.35%)
Automatic Data Processing, Inc.	13,247	2,190,127
EPAM Systems, Inc.(a)	13,719	2,374,759
FleetCor Technologies, Inc.(a)	9,564	2,686,049
Genpact, Ltd.	59,000	2,247,310
Jack Henry & Associates, Inc.	11,000	1,473,120
PayPal Holdings, Inc.(a)	19,377	2,217,891
Visa, Inc., Class A	19,986	3,468,570
		16,657,826
Semiconductors & Semiconductor Equipment (1.55%)
Impinj, Inc.(a)(b)	5,016	143,558
Monolithic Power Systems, Inc.	13,500	1,833,030
Skyworks Solutions, Inc.	20,000	1,545,400
		3,521,988
Software (17.22%)
2U, Inc.(a)	10,986	413,513
Altair Engineering, Inc., Class A(a)	24,804	1,001,833
Autodesk, Inc.(a)	17,923	2,919,657
Avalara, Inc.(a)	20,949	1,512,518

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Ebix, Inc.	29,992	$1,506,198
Everbridge, Inc.(a)	34,506	3,085,526
Globant SA(a)	18,439	1,863,261
HubSpot, Inc.(a)	6,274	1,069,842
Intuit, Inc.	10,461	2,733,773
Microsoft Corp.	25,452	3,409,550
Paycom Software, Inc.(a)	10,000	2,267,200
Paylocity Holding Corp.(a)	38,779	3,638,246
Qualys, Inc.(a)	22,000	1,915,760
Rapid7, Inc.(a)	14,576	843,076
salesforce.com, Inc.(a)	18,694	2,836,441
SPS Commerce, Inc.(a)	14,342	1,465,896
SS&C Technologies Holdings, Inc.	30,000	1,728,300
Synopsys, Inc.(a)	15,000	1,930,350
Telaria, Inc.(a)	81,096	609,842
Trade Desk, Inc., Class A(a)	9,274	2,112,432
Zuora, Inc., Class A(a)(b)	10,408	159,451
		39,022,665
MATERIALS (3.14%)
Chemicals (2.25%)
Ecolab, Inc.	14,668	2,896,050
Linde PLC	10,961	2,200,968
		5,097,018
Containers & Packaging (0.89%)
Avery Dennison Corp.	17,500	2,024,400

REAL ESTATE (3.32%)
Equity Real Estate Investment Trusts (REITs) (1.29%)
Equinix, Inc.	5,793	2,921,352

Real Estate Management & Development (2.03%)
FirstService Corp.	48,030	4,607,037

TOTAL COMMON STOCKS
(COST OF $147,704,607)		219,906,725

SHORT TERM INVESTMENTS (3.99%)
MONEY MARKET FUND (3.13%)
State Street Institutional US Government Money Market Fund, 2.296%(d)
(COST OF $7,106,018)	7,106,018	7,106,018

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (continued)
INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (0.86%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%
(COST OF $1,952,087)	1,952,087	$1,952,087

TOTAL SHORT TERM INVESTMENTS
(COST OF $9,058,105)		9,058,105

TOTAL INVESTMENTS (101.01%)
(COST OF $156,762,712)		228,964,830

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.01%)		(2,287,602)

NET ASSETS (100.00%)		$226,677,228

NET ASSET VALUE PER SHARE
(37,545,864 SHARES OUTSTANDING)		$6.04

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,076,227.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on June 30, 2019.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	15

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

ASSETS:
Investments at market value (Cost $156,762,712)	$228,964,830
Receivable for investment securities sold	192,768
Dividends and interest receivable	80,478
Tax reclaim receivable	17,165
Prepaid and other assets	24,381
TOTAL ASSETS	229,279,622

LIABILITIES:
Payable for investments purchased	345,257
Investment advisory fee payable	146,050
Payable for administration, pricing and bookkeeping fees	87,887
Payable for collateral upon return of securities loaned	1,952,087
Accrued expenses	71,113
TOTAL LIABILITIES	2,602,394
NET ASSETS	$226,677,228

NET ASSETS REPRESENTED BY:
Paid-in capital	$150,584,943
Total distributable earnings	$76,092,285
NET ASSETS	$226,677,228

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	37,545,864
NET ASSET VALUE PER SHARE	$6.04

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $7,819)	$683,680
Securities lending income	16,352
TOTAL INVESTMENT INCOME	700,032

EXPENSES:
Investment advisory fee	844,490
Administration fee	211,123
Pricing and bookkeeping fees	41,120
Audit fee	15,550
Custodian fee	21,072
Directors' fees and expenses	44,563
Insurance expense	3,737
Legal fees	21,397
NYSE fee	16,185
Shareholder communication expenses	9,968
Transfer agent fees	35,878
Miscellaneous expenses	12,534
TOTAL EXPENSES	1,277,617
NET INVESTMENT LOSS	(577,585)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	7,689,916
Net change in unrealized appreciation on investments	42,006,870
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	49,696,786
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,119,201

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	17

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
FROM OPERATIONS:
Net investment loss	$(577,585)	$(784,904)
Net realized gain on investments	7,689,916	13,382,402
Net change in unrealized appreciation/(depreciation) on investments	42,006,870	(17,781,923)
Net Increase/(Decrease) in Net Assets From Operations	49,119,201	(5,184,425)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(8,186,612)	(13,595,941)
Total Distributions	(8,186,612)	(13,595,941)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	44,010,788
Dividend reinvestments	2,394,497	4,402,476
Net increase resulting from Capital Share Transactions	2,394,497	48,413,264

Total Increase in Net Assets	43,327,086	29,632,898

NET ASSETS:
Beginning of period	183,350,142	153,717,244
End of period	$226,677,228	$183,350,142

See Notes to Financial Statements.

18	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

20	www.all-starfunds.com

        Financial Highlights

For the Six
Months Ended
June 30, 2019		For the Year Ended December 31,
(Unaudited)		2018	2017	2016	2015	2014

$4.94		$5.67	$4.80	$4.99	$5.69	$5.91

(0.02)		(0.03)	(0.02)	(0.02)	(0.03)	(0.04)
1.34		(0.01)	1.31	0.19	0.10	0.15
1.32		(0.04)	1.29	0.17	0.07	0.11

(0.22)		–	–	–	–	–
–		(0.46)	(0.42)	(0.36)	(0.77)	(0.33)
(0.22)		(0.46)	(0.42)	(0.36)	(0.77)	(0.33)
–		(0.23)	–	–	–	–
$6.04		$4.94	$5.67	$4.80	$4.99	$5.69
$5.82		$4.39	$5.54	$4.18	$4.58	$5.16

27.3	%(d)	(1.0%)	28.6%	4.8%	3.9%	2.4%
38.0	%(d)	(9.9%)	44.3%	(0.6%)	5.1%	(2.3%)

$227		$183	$154	$126	$124	$138
1.21	%(e)	1.25%	1.26%	1.35%	1.30%	1.34%
(0.55	%)(e)	(0.47%)	(0.46%)	(0.34%)	(0.45%)	(0.77%)
15	%(d)	49%	40%	100%	58%	63%

Semi-Annual Report (Unaudited) | June 30, 2019	21

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) , which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2019, the Fund held no securities that were fair valued.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2019	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2019:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$2,076,227	$1,952,087	$124,822	$2,076,909

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2019:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,952,087	$–	$–	$–	$1,952,087
Total Borrowings					$1,952,087
Gross amount of recognized liabilities for securities lending (collateral received)					$1,952,087

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$219,906,725	$–	$–	$219,906,725
Short Term Investments	9,058,105	–	–	9,058,105
Total	$228,964,830	$–	$–	$228,964,830

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Semi-Annual Report (Unaudited) | June 30, 2019	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2019.

The tax character of distributions paid during the year ended December 31, 2018 were as follows:

Distributions Paid From:	December 31, 2018
Ordinary Income	$999,321
Long-term capital gains	12,596,620
Total	$13,595,941

As of June 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$157,912,593	$76,270,818	$(5,218,581)	$71,052,237

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

As of and during the six months ended June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2019 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2019 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Semi-Annual Report (Unaudited) | June 30, 2019	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $30,987,700 and $39,874,898, respectively.

Investment

The Fund has an investment in SS&C Technologies Holdings, Inc., the parent company of AAI, representing 0.76% of net assets as of June 30, 2019.

NOTE 6. CAPITAL TRANSACTIONS

In a rights offering, which expired on October 31, 2018, shareholders exercised rights to purchase 9,205,421 shares at $4.81 per share for proceeds, net of expenses, of $44,010,788. During the six months ended June 30, 2019 and year ended December 31, 2018, distributions in the amounts of $2,394,497 and $4,402,476, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 442,735 and 798,763 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 8. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted.

Semi-Annual Report (Unaudited) | June 30, 2019	29

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

 QUESTIONS?  Call 1-800-241-1850

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy
(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tells us who receives the money

•    Show your government-issued ID

•    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Liberty All-Star Funds don’t jointly market.

Semi-Annual Report (Unaudited) | June 30, 2019	31

Description of Lipper
Liberty All-Star® Growth Fund	Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with lower price-to-book-ratios and lower forecasted growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

32	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com	DIRECTORS
Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
INVESTOR ASSISTANCE,	Erin D. Nelson, Chief Compliance Officer
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-Q or Form N-PORT (beginning March 31, 2019). The Fund’s Form N-Qs and Form N-PORTs are/will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not Applicable to semi-annual report.

(b)	Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2019, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 4, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	September 4, 2019